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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         November 28, 1997
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                       Salomon Smith Barney Holdings Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                    1-4346                     22-1660266
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     (State or other               (Commission                (IRS Employer
     jurisdiction of               File Number)             Identification No.)
      incorporation)

         388 Greenwich Street, New York, New York               10013
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         (Address of principal executive offices)             (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)


                                   Salomon Inc
                  Seven World Trade Center, New York, New York 10048
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            (Former Name or Former Address, if Changed Since Last Report)



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                       SALOMON SMITH BARNEY HOLDINGS INC.
                           Current Report on Form 8-K

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         At 8:00 a.m. (Eastern Standard Time) on November 28, 1997, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 24, 1997, among Travelers Group Inc., a Delaware corporation ("Travelers"), Diamonds Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Travelers ("Sub"), and Salomon Inc, a Delaware corporation ("Salomon"), Sub merged with and into Salomon (the "Merger"). Salomon, which continued as the surviving corporation in the Merger and became a wholly owned subsidiary of Travelers, changed its name to "Salomon Smith Barney Holdings Inc." (the "Company").

         As a result of the Merger, (i) each share of the common stock, par value $1.00 per share, of Salomon ("Salomon Common Stock") issued and outstanding immediately prior to the Merger, together with the associated preferred stock purchase rights attached thereto ("Salomon Rights"), was converted into 1.695 shares of common stock, par value $.01 per share, of Travelers ("Travelers Common Stock"); (ii) each issued and outstanding share of Series A Cumulative Convertible Preferred Stock, no par value, of Salomon, together with the associated Salomon Rights, was converted into the right to receive one share of Series I Cumulative Convertible Preferred Stock, par value $1.00 per share, of Travelers; (iii) each issued and outstanding share of Salomon 8.08% Cumulative Preferred Stock, Series D, no par value ("Salomon Series D Stock"), and Salomon 8.40% Cumulative Preferred Stock, Series E, no par value ("Salomon Series E Stock"), were converted into the right to receive one share of 8.08% Cumulative Preferred Stock, Series J, par value $1.00 per share, and 8.40% Cumulative Preferred Stock, Series K, par value $1.00 per share, of Travelers, respectively; and (iv) the right to receive one share of Salomon 9.50% Cumulative Preferred Stock, Series F, no par value, was converted into the right to receive one share of 9.50% Cumulative Preferred Stock, Series L, $1.00 par value per share, of Travelers. As in the case of the Salomon Series D Stock and Salomon Series E Stock, each share of the corresponding series of Travelers Series J Stock and Travelers Series K Stock is represented by depositary shares, each of which represents a one-twentieth (1/20th) interest in the corresponding series of Travelers preferred stock. Cash will be paid in lieu of fractional shares of Travelers Common Stock. The transaction was a tax-free exchange and was accounted for on a "pooling of interests" basis.

         As of December 1, 1997 Deryck C. Maughan, who had previously served on the Salomon Board of Directors, was elected to the Travelers Board of Directors. All directors of Salomon other than Deryck Maughan submitted resignations effective November 28, 1997. Effective as of November 28, 1997, the Company's Board of Directors is comprised of the following individuals: Steven D. Black; James Dimon; Jay Mandelbaum; Eduardo G. Mestre;


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Michael B. Panitch; James Boshart III; Thomas G. Maheras; Deryck C. Maughan and
Shigeru Myojin.

         Following the Merger, Smith Barney Holdings Inc., a Delaware corporation and a subsidiary of Travelers ("Smith Barney Holdings"), merged with and into the Company. The Company continued as the surviving corporation in this subsequent merger and now holds all of the investment banking, proprietary trading, retail brokerage and asset management operations previously owned by Salomon and Smith Barney Holdings.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On November 28, 1997, the Company engaged Coopers & Lybrand L.L.P. to audit the 1997 financial statements of the Company in addition to Arthur Andersen L.L.P. Coopers & Lybrand L.L.P. has been the independent auditors of Smith Barney Holdings.


ITEM 5.  OTHER EVENTS.

         See Item 7(a) below for certain financial statements filed as Exhibits
99.01 through 99.04 to this Form 8-K and incorporated herein by reference.

         By virtue of the merger on November 28, 1997 of Smith Barney Holdings with and into the Company, the Company has succeeded to the liabilities of Smith Barney Holdings. Descriptions of the material pending legal proceedings involving Smith Barney Holdings or its subsidiaries are filed as Exhibit 99.06 to this Form 8-K and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

         (a) Financial Statements

         The year end supplemental consolidated financial statements of the Company as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996, including Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company, are filed as Exhibit 99.01 to this Form 8-K and are incorporated herein by reference. These supplemental financial statements give retroactive effect to the merger of the Company and Smith Barney Holdings on November 28, 1997, which has been accounted for in a manner similar to a pooling of interests as described in Note 1 to the supplemental consolidated financial statements. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling of interests method in financial statements that do not include the date of consummation. The supplemental consolidated financial statements do not extend through the date of consummation. However, they will become the historical


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consolidated financial statements of the Company and subsidiaries after financial statements covering the date of consummation of the business combination are issued.

         The unaudited supplemental condensed consolidated financial statements of the Company for the fiscal quarter ended March 31, 1997, including Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company, are filed as Exhibit 99.02 to this Form 8-K and are incorporated herein by reference.

         The unaudited supplemental condensed consolidated financial statements of the Company for the fiscal quarter ended June 30, 1997, including Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company, are filed as Exhibit 99.03 to this Form 8-K and are incorporated herein by reference.

         The unaudited supplemental condensed consolidated financial statements of the Company for the fiscal quarter ended September 30, 1997, including Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company, are filed as Exhibit 99.04 to this Form 8-K and are incorporated herein by reference.

         (c) Exhibits:

         See Exhibit Index attached hereto.


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                                  EXHIBIT INDEX

Exhibit No.       Description
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   12.01          Supplemental Computation of Ratio of Earnings to Fixed
                  Charges for each of the fiscal years in the five-year period ending December 31, 1996

   12.02 Supplemental Computation of Ratio of Earnings to Fixed Charges and Preferred Dividends for each of the fiscal years in the five-year period ending December 31, 1996

   12.03 Supplemental Computation of Ratio of Earnings to Fixed Charges for the three months ended March 31, 1997

   12.04 Supplemental Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends for the three months ended March 31, 1997

   12.05 Supplemental Computation of Ratio of Earnings to Fixed Charges for the six months ended June 30, 1997

   12.06 Supplemental Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends for the six months ended June 30, 1997

   12.07 Supplemental Computation of Ratio of Earnings to Fixed Charges for the nine months ended September 30, 1997

   12.08 Supplemental Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends for the nine months ended September 30, 1997

   23.01          Consent of  Coopers & Lybrand L.L.P.

   23.02          Consent of Arthur Andersen LLP

   27.01 Financial Data Schedule relating to the fiscal years ended December 31, 1996 and 1995

   27.02          Financial Data Schedule relating to the three months ended
                  March 31, 1997

   27.03          Financial Data Schedule relating to the six months ended
                  June 30, 1997

   27.04 Financial Data Schedule relating to the nine months ended September 30, 1997

   99.01 Audited Supplemental Consolidated Financial Statements of the Company and its subsidiaries as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996, including Management's Discussion and Analysis of Financial Condition and Results of Operations

   99.02 Unaudited Supplemental Condensed Consolidated Financial Statements of the Company and its subsidiaries at March 31, 1997, including Management's Discussion and Analysis of Financial Condition and Results of Operations

   99.03 Unaudited Supplemental Condensed Consolidated Financial Statements of the Company and its subsidiaries at June 30, 1997, including Management's Discussion and Analysis of Financial Condition and Results of Operations

   99.04 Unaudited Supplemental Condensed Consolidated Financial Statements of the Company and its subsidiaries at September 30, 1997, including Management's Discussion and Analysis of Financial Condition and Results of Operations

   99.05 Report of Arthur Andersen LLP dated March 13, 1997 relating to the historical consolidated financial statements of Salomon Inc as of December 31, 1996, and 1995 and for each of the three years in the period ended December 31, 1996 (incorporated by reference to the report of Arthur Andersen LLP included in the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1996)

   99.06 Description of material pending legal proceedings involving Smith Barney Holdings Inc. and/or its subsidiaries

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  November 28, 1997                                SALOMON SMITH BARNEY
                                                          HOLDINGS INC.


                                                         By /s/ Mark I. Kleinman
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                                                           Mark I. Kleinman
                                                           Deputy Treasurer

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                                  EXHIBIT INDEX

Exhibit No.       Description
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   12.01          Supplemental Computation of Ratio of Earnings to Fixed
                  Charges for each of the fiscal years in the five-year period ending December 31, 1996

   12.02 Supplemental Computation of Ratio of Earnings to Fixed Charges and Preferred Dividends for each of the fiscal years in the five-year period ending December 31, 1996

   12.03 Supplemental Computation of Ratio of Earnings to Fixed Charges for the three months ended March 31, 1997

   12.04 Supplemental Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends for the three months ended March 31, 1997

   12.05 Supplemental Computation of Ratio of Earnings to Fixed Charges for the six months ended June 30, 1997

   12.06 Supplemental Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends for the six months ended June 30, 1997

   12.07 Supplemental Computation of Ratio of Earnings to Fixed Charges for the nine months ended September 30, 1997

   12.08 Supplemental Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends for the nine months ended September 30, 1997

   23.01          Consent of  Coopers & Lybrand L.L.P.

   23.02          Consent of Arthur Andersen LLP

   27.01 Financial Data Schedule relating to the fiscal years ended December 31, 1996 and 1995

   27.02          Financial Data Schedule relating to the three months ended
                  March 31, 1997

   27.03          Financial Data Schedule relating to the six months ended
                  June 30, 1997

   27.04 Financial Data Schedule relating to the nine months ended September 30, 1997

   99.01 Audited Supplemental Consolidated Financial Statements of the Company and its subsidiaries as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996, including Management's Discussion and Analysis of Financial Condition and Results of Operations

   99.02 Unaudited Supplemental Condensed Consolidated Financial Statements of the Company and its subsidiaries at March 31, 1997, including Management's Discussion and Analysis of Financial Condition and Results of Operations

   99.03 Unaudited Supplemental Condensed Consolidated Financial Statements of the Company and its subsidiaries at June 30, 1997, including Management's Discussion and Analysis of Financial Condition and Results of Operations

   99.04 Unaudited Supplemental Condensed Consolidated Financial Statements of the Company and its subsidiaries at September 30, 1997, including Management's Discussion and Analysis of Financial Condition and Results of Operations

   99.05 Report of Arthur Andersen LLP dated March 13, 1997 relating to the historical consolidated financial statements of Salomon Inc as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 (incorporated by reference to the report of Arthur Andersen LLP included in the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1996)

   99.06 Description of material pending legal proceedings involving Smith Barney Holdings Inc. and/or its subsidiaries

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